UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2026

EQUINIX, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation)	001-40205 (Commission File Number)	77-0487526 (IRS Employer Identification No.)

One Lagoon Drive Redwood City, California	94065
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 598-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001	EQIX	The Nasdaq Stock Market LLC
0.250% Senior Notes due 2027	N/A	The Nasdaq Stock Market LLC
3.250% Senior Notes due 2029	N/A	The Nasdaq Stock Market LLC
3.250% Senior Notes due 2031	N/A	The Nasdaq Stock Market LLC
1.000% Senior Notes due 2033	N/A	The Nasdaq Stock Market LLC
3.650% Senior Notes due 2033	N/A	The Nasdaq Stock Market LLC
4.000% Senior Notes due 2034	N/A	The Nasdaq Stock Market LLC
3.625% Senior Notes due 2034	N/A	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Issuances of $850,000,000 Senior Notes due 2029, $850,000,000 Senior Notes due 2031, $650,000,000 Senior Notes due 2033 and $650,000,000 Senior Notes due 2036

On August 6, 2026, Equinix, Inc. (“Parent”), a Delaware corporation, issued and sold $850,000,000 aggregate principal amount of its 5.000% Senior Notes due 2029 (the “2029 Notes”), $650,000,000 aggregate principal amount of its 5.500% Senior Notes due 2033 (the “2033 Notes”) and $650,000,000 aggregate principal amount of its 5.800% Senior Notes due 2036 (the “2036 Notes”), pursuant to an underwriting agreement dated July 30, 2026, by and among Parent and the several underwriters named in Schedule II thereto.

Also on August 6, 2026, Equinix Europe 2 Financing Corporation LLC (“Europe 2 Finco”), a Delaware limited liability company and an indirect, wholly-owned subsidiary of Parent, issued and sold $850,000,000 aggregate principal amount of its 5.250% Senior Notes due 2031 (the “2031 Notes”, and together with the 2029 Notes, the 2033 Notes and the 2036 Notes, the “Notes”), fully and unconditionally guaranteed by Equinix, Inc. (the “Guarantee”, and together with the Notes, the “Securities”), pursuant to an underwriting agreement dated July 30, 2026 among Europe 2 Finco, Parent and the several underwriters named in Schedule II thereto. Subsequent to the offering of the 2031 Notes, Europe 2 Finco entered into cross-currency swaps with certain counterparties to effectively swap the principal amount of Europe 2 Finco’s obligation under the 2031 Notes to Euros. On an after-swapped basis, the 2031 Notes carry an effective interest rate of approximately 3.95% per annum.

The 2029 Notes, the 2033 Notes and the 2036 Notes were issued pursuant to an indenture dated December 12, 2017 (the “Equinix, Inc. Base Indenture”) by and between Parent and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association, as trustee (the “Trustee”), as supplemented, in the case of the 2029 Notes, by the Twenty-First Supplemental Indenture dated August 6, 2026 by and between Parent and the Trustee (the “2029 Notes Supplemental Indenture”), in the case of the 2033 Notes, by the Twenty-Second Supplemental Indenture dated August 6, 2026 by and between Parent and the Trustee (the “2033 Notes Supplemental Indenture”), and in the case of the 2036 Notes, by the Twenty-Third Supplemental Indenture dated August 6, 2026 by and between Parent and the Trustee (the “2036 Notes Supplemental Indenture”).

The 2031 Notes were issued pursuant to an indenture dated March 18, 2024 (the “Europe 2 Finco Base Indenture”) by and among Europe 2 Finco, Parent and the Trustee, as supplemented by the Ninth Supplemental Indenture dated August 6, 2026 by and among Europe 2 Finco, Parent and the Trustee (the “2031 Notes Supplemental Indenture”).

The Equinix, Inc. Base Indenture and the Europe 2 Finco Base Indenture are collectively referred to herein as the “Base Indentures.” The 2029 Notes Supplemental Indenture, the 2031 Notes Supplemental Indenture, the 2033 Notes Supplemental Indenture, and the 2036 Notes Supplemental Indenture are collectively referred to herein as the “Supplemental Indentures.” Each Supplemental Indenture, together with the applicable Base Indenture, is collectively referred to herein as an “Indenture” and together, the “Indentures”.

The 2029 Notes will bear interest at the rate of 5.000% per annum and will mature on August 15, 2029. The 2031 Notes will bear interest at the rate of 5.250% per annum and will mature on August 15, 2031. The 2033 Notes will bear interest at the rate of 5.500% per annum and will mature on August 15, 2033. The 2036 Notes will bear interest at the rate of 5.800% per annum and will mature on August 15, 2036. Interest on the Notes is payable semi-annually on February 15 and August 15 of each year, beginning on February 15, 2027.

Prior to July 15, 2029 (the “2029 Par Call Date”) with respect to the 2029 Notes, June 15, 2033 (the “2033 Par Call Date”) with respect to the 2033 Notes and May 15, 2036 (the “2036 Par Call Date”) with respect to the 2036 Notes, Parent may redeem the 2029 Notes, the 2033 Notes or the 2036 Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the applicable notes matured on the relevant par call date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the preliminary prospectus supplement) plus 15 basis points in the case of the 2029 Notes, 20 basis points in the case of the 2033 Notes and 20 basis points in the case of the 2036 Notes, less (b) interest accrued to the date of redemption, and (2) 100% of the aggregate principal amount of the applicable Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon, if any, to but excluding, the redemption date.

On or after the applicable par call date, Parent may redeem the 2029 Notes, the 2033 Notes or the 2036 Notes, at its option, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the aggregate principal amount of the applicable Notes to be redeemed plus accrued and unpaid interest thereon, if any, to but excluding, the redemption date.

Prior to July 15, 2031 (the “2031 Par Call Date”) with respect to the 2031 Notes, Europe 2 Finco may redeem the 2031 Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the 2031 Notes matured on the 2031 Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the preliminary prospectus supplement) plus 15 basis points, less (b) interest accrued to the date of redemption, and (2) 100% of the aggregate principal amount of the 2031 Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon, if any, to but excluding, the redemption date.

On or after the 2031 Par Call Date, Europe 2 Finco may redeem the 2031 Notes, at its option, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the aggregate principal amount of the 2031 Notes to be redeemed plus accrued and unpaid interest thereon, if any, to but excluding, the redemption date.

Upon a change of control triggering event, as defined in the respective Indentures, Parent will be required to make an offer to purchase the 2029 Notes, the 2033 Notes and the 2036 Notes and Europe 2 Finco will be required to make an offer to purchase the 2031 Notes, in each case, at a purchase price equal to 101% of the principal amount of the applicable series of Notes on the date of purchase, plus accrued interest, if any, to, but excluding, the date of purchase.

The 2029 Notes, the 2033 Notes and the 2036 Notes are Parent’s general unsecured senior obligations and rank equally in right of payment with Parent’s existing and future senior indebtedness, and are structurally subordinated to all existing and future indebtedness and other liabilities of any of Parent's subsidiaries. The 2029 Notes, the 2033 Notes and the 2036 Notes are not guaranteed by Parent’s subsidiaries, through which Parent currently conducts substantially all of its operations.

The 2031 Notes are fully and unconditionally guaranteed on an unsecured basis by Parent. The 2031 Notes are Europe 2 Finco’s unsecured senior obligations and rank equally in right of payment to any of Europe 2 Finco’s existing and future unsecured senior indebtedness and are structurally subordinated to any existing and future indebtedness and other liabilities of any of Europe 2 Finco’s subsidiaries, if any. In addition, Parent’s obligations under the Guarantee ranks equally with all of its existing and future senior indebtedness and is effectively subordinated to all of the existing and future secured indebtedness of Parent and structurally subordinated to all of the existing and future indebtedness and liabilities of other subsidiaries of Parent.

The Indentures contain restrictive covenants relating to limitations on: (i) liens; (ii) certain asset sales and mergers and consolidations; and (iii) sale and leaseback transactions, subject, in each case, to certain exceptions.

The Indentures contain customary terms that upon certain events of default occurring and continuing, either the Trustee or the holders of not less than 25% in aggregate principal amount of the 2029 Notes, the 2031 Notes, the 2033 Notes or the 2036 Notes, as applicable, then outstanding may declare the principal of such series of Notes and any accrued and unpaid interest through the date of such declaration immediately due and payable. In the case of certain events of bankruptcy or insolvency relating to, in the case of the 2031 Notes, Europe 2 Finco, Parent or any of its Material Subsidiaries (as defined in the 2031 Notes Supplemental Indenture), and, in the case of the 2029 Notes, the 2033 Notes and the 2036 Notes, Parent or any of its Material Subsidiaries (as defined in the Supplemental Indentures), the principal amount of the 2029 Notes, the 2031 Notes, the 2033 Notes and the 2036 Notes, as applicable, together with any accrued and unpaid interest through the occurrence of such event shall automatically become and be immediately due and payable.

The above descriptions of the Indentures and the Securities are qualified in their entirety by reference to the Base Indentures and the Supplemental Indentures. Copies of the Base Indentures, the Supplemental Indentures, and the forms of the Notes are filed as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, 4.7, 4.8, 4.9 and 4.10 to this Current Report on Form 8-K.

Copies of the opinion of Davis Polk & Wardwell LLP relating to the validity of the Notes are incorporated by reference into the Registration Statement and are attached to this Current Report on Form 8-K as Exhibit 5.1.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
1.1*	Underwriting Agreement, dated July 30, 2026 by and among Equinix, Inc., as issuer, and BNP Paribas Securities Corp., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC., HSBC Securities (USA) Inc. and MUFG Securities Americas Inc., as representatives of the several underwriters named in Schedule II thereto

1.2*	Underwriting Agreement, dated July 30, 2026 by and among Equinix Europe 2 Financing Corporation LLC, as issuer, Equinix, Inc., as guarantor, and BNP Paribas Securities Corp., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC., HSBC Securities (USA) Inc. and MUFG Securities Americas Inc., as representatives of the several underwriters named in Schedule II thereto

4.1	Indenture, dated as of December 12, 2017, between Equinix, Inc., and U.S. Bank National Association, as trustee

4.2	Indenture, dated as of March 18, 2024, among Equinix Europe 2 Financing Corporation LLC, as issuer, Equinix, Inc., as guarantor, and U.S. Bank Trust Company, National Association, as trustee

4.3*	Twenty-First Supplemental Indenture, dated as of August 6, 2026, between Equinix, Inc., as issuer, and U.S. Bank Trust Company, National Association, as trustee

4.4*	Twenty-Second Supplemental Indenture, dated as of August 6, 2026, between Equinix, Inc., as issuer, and U.S. Bank Trust Company, National Association, as trustee

4.5*	Twenty-Third Supplemental Indenture, dated as of August 6, 2026, between Equinix, Inc., as issuer, and U.S. Bank Trust Company, National Association, as trustee

4.6*	Ninth Supplemental Indenture, dated as of August 6, 2026, among Equinix Europe 2 Financing Corporation LLC, as issuer, Equinix, Inc., as guarantor, and U.S. Bank Trust Company, National Association, as trustee

4.7*	Form of 5.000% Senior Note due 2029 (included in Exhibit 4.3)

4.8*	Form of 5.250% Senior Note due 2031 (included in Exhibit 4.6)

4.9*	Form of 5.500% Senior Note due 2033 (included in Exhibit 4.4)

4.10*	Form of 5.800% Senior Note due 2036 (included in Exhibit 4.5)

5.1*	Opinion of Davis Polk & Wardwell LLP

23.1*	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

*  Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUINIX, INC.

By:	/s/ Olivier Leonetti
Name:	Olivier Leonetti
Title:	Chief Financial Officer

Date: August 6, 2026